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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 1999

                      NETWORK EQUIPMENT TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                         0-15323                      94-2904044
   --------                         -------                      ----------
(State or Other             (Commission File Number)           (IRS Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

               6500 Paseo Padre Parkway, Fremont, California 94555
               ---------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (510) 574-2792
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                [Not Applicable]
                                ----------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5. Other Events

      On December 22, 1999, N.E.T. announced that revenue for its fiscal third quarter ending December 26, 1999 is expected to fall short of expectations, down 15% to 20% sequentially from the second quarter. The Company cited two significant factors impacting the shortcoming: 1) year 2000 concerns and subsequent network lockdowns of its many multinational customers; and 2) delayed finalization of the U.S. federal budget.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

            99.1 Network Equipment Technologies, Inc. Press Release dated December 22, 1999.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 28, 1999              NETWORK EQUIPMENT TECHNOLOGIES, INC.


                                      By: /s/ Hubert Whyte
                                          ------------------------------
                                      Name:  Hubert Whyte
                                      Title: Chief Executive Officer


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                                  EXHIBIT INDEX

                                                        Page No. in Sequentially
Exhibit No.                Description                   Numbered Current Report
-----------                -----------                   -----------------------

99.1          Network Equipment Technologies, Inc.                  5
              Press Release dated December 22, 1999.


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